Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Belo Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Dunia A. Shive, President and Chief Executive Officer of the Company, and Carey P. Hendrickson, Senior Vice President/Chief Financial Officer and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dunia A. Shive
Dunia A. Shive
President and Chief Executive Officer
July 31, 2013

/s/ Carey P. Hendrickson
Carey P. Hendrickson
Senior Vice President/Chief Financial Officer and Treasurer July 31, 2013